UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2014

Date of reporting period: November 18, 2014

Kavilco Incorporated Newsletter

November 14, 2014

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents and a blank direct deposit request form have not been included.

Dividend Declaration

I am pleased to announce that on October 31, 2014, the Board of Directors declared a cash dividend of $81.06 per share (of which $12,590 is long-term capital gains.)

This dividend was paid to shareholders of record as of November 3, 2014. The Board of Directors and management are constantly monitoring the financial arena to better our returns. The dividend was payable on November 14, 2014.

As of November 14, 2014, Kavilco has made over fifty million dollars in payments to shareholders; $50,243,658 dollars to be exact. This is a milestone for Kavilco and one that we should all be proud of. We have distributed more than the entire net worth of Kavilco, which now has total assets of $40,620,566. In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means that Kavilco Incorporated has saved shareholders $13,813,200 in corporate taxes. These tax savings are passed on to the shareholder resulting in higher dividends. Since 1990, a person who owns 100 shares is $115,110 richer because Kavilco is an investment company that is exempt from federal income tax.

Highlights of the Annual Meeting

Elder Julia Coburn opened the meeting with a prayer. After welcoming remarks President Louis Jones, Sr. acknowledged the passing of Louis A. Thompson and Juanita Smith (Fisher), both original Kavilco shareholders and cousins. As this was the first annual meeting since the passing of our past President Louis Thompson. Louis Jones, Sr. paid tribute to Mr. Thompson by sharing stories and highlighting some of his many accomplishments and his style of leadership. The President continued by providing an update to shareholders on the happenings in Kasaan over the summer, including the great work that the Organized Village of Kasaan is doing on the Whale House and more.

Scott Burns, CFO worked with Louis Thompson for over 30 years and spoke with shareholders about their relationship, his passing, and how much he will be missed. Mr. Burns continued by providing an economic update for shareholders and added that Kavilco has passed the fifty million dollar mark in shareholder distributions.

Shareholders who had never been to the Annual Meeting were asked to stand up and introduce themselves and the floor was open for questions. Shareholder Julie Coburn asked the Board to reiterate to shareholders what the S.E.C. does for them. Mr. Burns took this question noting that the S.E.C. is there to protect shareholders; one of the ways they do this is to ensure that money is invested wisely by regulating how it can be invested and by making sure that the investments are diversified.

Other shareholders asked about inflation proofing. Frederick Olsen Jr., Director noted that as a registered investment company, Kavilco is obligated to distribute 90% of their earnings. Marie Miller, Vice President noted that Kavilco currently distributes 100% of their earnings and that she believes this is the right thing to do. Louis Jones, Sr., President added that it would be wise for shareholders to keep 15% of their dividends aside for inflation proofing. Mr. Burns also indicated that the trees on Kavilco’s property will also be there for income that can be used for inflation proofing in the future.

Thank you to all shareholders for participating in your annual shareholders meeting, please feel free to contact me, your President at the Field Office in Kasaan over the summer at 907-542-2214, or call our Seattle office toll free at 800-786-9574 if you have any questions throughout the year.

Sincerely,

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President

Honor Dinner for Louis Thompson

The annual dinner this year was held to honor our past President, Louis A. Thompson.

President Louis Jones, Sr. opened the dinner by recognizing special guest Annette Thompson and the work of staff in putting together this dinner together to honor Louis Thompson. The hall was decorated with pictures of Louis Thompson and the President spoke of Louis Thompson and his accomplishments with Kavilco and acknowledged Annette Thompson’s gifts to the Kasaan Haida Heritage Foundation (KHHF) of sports memorabilia for their auction.

Before dinner, Louis’ good friends Scott Burns and Kavilco’s forester Clare Doig, paid tribute to Louis Thompson. After dinner the floor was open to shareholders and guests to pay tribute to Louis Thompson. Several of Mr. Thompson’s friends family and colleagues took this opportunity to honor him.

A video in remembrance of Louis was played for guests and a group of thirty Haida dancers closed the evening with a beautiful tribute.

The atmosphere at the honor dinner was very special and memories of Louis Thompson flowed throughout.

His spirit will live on ... his legacy will live on ...

Election Results

Marie Miller, Ramona Hamar, and Jeane Breinig were all re-elected to the Board. Although the board received notice that this would be a contested election; no other persons ran for election.

All of the other proposals put forward by the Board were ratified; they included the selection of Peterson Sullivan LLP, the changes to the investment policy and the changes to the concentration policy.

Proxy Prizes Awarded

$350 Early Bird - Rita Braz

$350 Early Bird - Margaret DeTemple

$200 All Proxies - Melissa Hunter

$200 All Proxies - Shelly Smith

$100 Attendees - Rob Kerstetter

$100 Attendees - Joann McCamy

$100 Attendees - Henry Jones

$100 Attendees - Malcolm J. Miller

CFO's Report

Mr. Burns stated the best way to approach a discussion on the portfolio is to take the shareholders at the annual meeting through, step by step, what is done at a Board of Directors meeting. The first topic discussed at a board meeting is the economy. The challenge is to look behind the published economic indicators to determine if there are any trends that we should be concerned with. This economy discussion lays the ground work for a review of the various stock and bond market strategies that comes next.

At the September 2014 meeting a major point of discussion was economic headwinds facing Europe, a major trading partner. Growth fell to zero in the second quarter. The French economy ground to a halt, while Germany and Italy both experienced negative growth. The European Central Bank responded to the devastating news by lowering the deposit rate to -0.01%. The biggest question is whether disinflation in the euro will turn into outright deflation as it did in Japan in the 1990’s.

To further complicate matters, the U.S. dollar has been appreciating against all major global currencies but, in particular, the Euro. The Euro has dropped 10% since June, 2014 while the price of U.S. manufactured exports and commodities have increased 5.6% since June. The implication of the foregoing is that various economic indicators and financial markets will be negatively impacted in very short order and easily extend to 2015 and possible beyond.

Considering the portfolio, any correction or possible bear market in the stock market will not impact the shareholder’s dividend. The greater threat to the portfolio is the long running reinvestment risks. Simply put, when high yielding corporate bonds mature there are no options to make up for the loss in revenues. For example, $3.1 million of bonds matured this year with yields ranging from 5.69% to 6.36%. The dividend yielding stocks that have been purchased this year have been in the 3.5% range. The stock market strategy this year has been to dial back risk and concentrate on stocks that have a strong record of dividend payments and, in most cases, dividend increases.

Another strategy that was employed last year was purchasing five of the highest yielding Dow Jones industrial stocks for capital gains purposes. Fortunately, at the time of Kavilco’s dividend distribution last year, the Dow was up 13.69% which resulted in $259,221 in November 2013 that was factored into the shareholder’s dividend. This year was a different story with the Dow up only 2.61% at the end of October 2014 and $89,292 of capital gain. This is the primary reason there was a reduction in your dividend compared to last year.